Exhibit 10.18



                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------


                           HAYNES INTERNATIONAL, INC.
                              1020 West Park Avenue
                              Kokomo, Indiana 46904



                                                               February 12, 1996



Congress Financial Corporation (Central)
100 South Wacker Drive, Suite 1940
Chicago, Illinois 60606

Gentlemen:

     Congress Financial Corporation (Central) ("Lender") and Haynes International, Inc. ("Borrower") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated August 11, 1994, between Lender and Borrower, as amended by Amendment No. 1 to Loan and Security Agreement, dated February 9, 1995 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

     Borrower has requested that Lender agree to increase the Maximum Credit and to agree to certain other amendments to the Loan Agreement and the other Financing Agreements, and Lender is willing to agree to so increase the Maximum Credit and agree to such other amendments, subject to the terms and conditions contained herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1.   Definitions.  All capitalized terms used herein shall have the
          -----------
meanings assigned thereto in the Loan Agreement, unless otherwise defined herein.

     2.   Amendments.
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     (a)  Section 1.12(e) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:




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          "(e) the chief executive office of the account debtor with respect to such Accounts is located in the United States of America, or, at Lender's option, up to $5,000,000 of otherwise Eligible Accounts where the chief executive offices of the account debtor(s) are located outside the United States, if (i) the account debtor has delivered to Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Lender, sufficient to cover such Account, in form and substance satisfactory to Lender and, if required by Lender, the original of such letter of credit has been delivered to Lender or Lender's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender, or (ii) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender, or (iii) such Account is otherwise acceptable in all respects to Lender (subject to such lending formula with respect thereto as Lender may determine);"

     (b) Section 1.13 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "1.13 "Eligible Inventory" shall mean Inventory consisting of finished goods held for resale in the ordinary course of the business of Borrower, raw materials for such finished goods and work-in-process and semi-finished goods which satisfy and continue to satisfy the criteria set forth below as determined by Lender in good faith. In general, Eligible Inventory shall not include (a) components which are not part of finished goods; (b) spare parts for equipment; (c) packaging and shipping materials; (d) supplies used or consumed in Borrower's business; (e) Inventory at premises other than those owned and controlled by Borrower, except if Lender shall have received an agreement in writing from the person in possession of such Inventory and/or the owner or operator of such premises in form and substance satisfactory to Lender acknowledging Lender's first priority security interest in the Inventory, waiving security interests and claims by such person against the Inventory and permitting Lender access to, and the right to remain on, the premises so as to exercise Lender's rights and remedies and otherwise deal with the Collateral; (f) Inventory subject to a security interest or lien in favor of any person other than Lender except those permitted in this Agreement; (g) bill and hold goods; (h) unserviceable, obsolete or slow moving Inventory; (i) Inventory which is not subject to the first priority, valid and perfected security interest of Lender; (j) returned, damaged and/or defective Inventory; or (k) Inventory purchased or sold on consignment. General criteria for Eligible Inventory may be established and revised from time to time by Lender in good faith based on events, conditions, circumstances or risks which Lender in good faith determines are reasonably likely to affect the Inventory, the value of the Inventory or the security interests and other rights of Lender in the Inventory and for which no Availability Reserve has been established. Any Inventory which is not Eligible Inventory shall nevertheless be part of the Collateral."

     (c) Section 1.32 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:



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



          "1.32 "LC Limit" shall mean the amount equal to: (a) $5,000,000 minus
                                                                          -----
     (b) the aggregate amount of the indebtedness of Borrower and its Subsidiaries outstanding at such time in respect of surety bonds, reimbursement obligations in respect of standby letters of credit which are issued for purposes similar to those for which surety bonds are issued and appeal bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of Borrower or any Subsidiary of Borrower (but not including any such reimbursement obligations arising in connection with the Letter of Credit Accommodations)."

     (d) Section 1.36 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "1.36 "Maximum Credit" shall mean the amount of $25,000,000."

     (e) Section 1.45 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "1.45 "Revolving Loan Limit" shall mean $20,000,000."

     (f) Section 1.59 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "1.59 "Total availability" shall mean the amount equal to: (a) the sum of (i) sixty (60%) percent of the Value of Eligible Inventory consisting of finished goods and raw materials for such finished goods, plus (ii) forty (40%) percent of the Value of Eligible Inventory consisting
     ----
     of work-in-process and semi-finished goods (the "WIP Amount") plus (iii)
                                                                   ----
     eighty-five (85%) percent of the Net Amount of Eligible Accounts minus (b)
                                                                      -----
     any Availability Reserves; provided, that, for purposes of determining
                                --------  ----
     Total Availability, at no time shall the WIP Amount exceed $10,000,000."

     (g) Section 2.1(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(a) Subject to, and upon the terms and conditions contained herein, Lender agrees to make Revolving Loans to Borrower from time to time in amounts requested by Borrower up to the lesser of: (i) the amount equal to
     (A) the Total Availability minus (B) the outstanding Letter of Credit Accommodations and LC Loans and (ii) the Revolving Loan Limit."

     (h) Section 2.1(c) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(c) Except in Lender's discretion, (i) the aggregate amount of the Loans and the Letter of Credit Accommodations




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



     (i) outstanding at any time shall not exceed the Maximum Credit and (ii) the aggregate amount of the Revolving Loans shall not exceed the Revolving Loan Limit. In the event that the outstanding amount of any component of the Loans, or the aggregate amount of the outstanding Loans and Letter of Credit Accommodations, exceed the amounts available under the lending formulas, the LC Limit or the Maximum Credit, as applicable, such event shall not limit, waive or otherwise affect any rights of Lender in that circumstance or on any future occasions and Borrower shall, upon demand by Lender, which may be made at any time or from time to time, immediately repay to Lender the entire amount of any such excess(es) for which payment is demanded."

     3.   Line Increase Fee.  In consideration of the amendment set forth herein
          -----------------
with respect to the increase of the Maximum Credit from $16,000,000 to $25,000,000, Borrower shall, on the date hereof, pay to Lender, or Lender, at its option, may charge the account of Borrower maintained by Lender, a line increase fee in the amount of $90,000.

     4.   Representations, Warranties and Covenants.  In addition to the
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continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

     (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendment to the Financing Agreements made by this Amendment).

     (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     5.   Conditions Precedent.  The effectiveness of the amendments contained
          --------------------
herein shall be subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender and its counsel:

     (a) Lender shall have received, in form and substance satisfactory to Lender, evidence that Borrower has obtained all consents or approvals from any other persons required in order for Borrower to enter into this Amendment and to perform or comply with the terms of the arrangements as provided herein, including, without limitation, the Fourth Supplement to Subordinated Note Indenture, dated on or about the date hereof, each duly authorized, executed and delivered by the parties thereto;

     (b) the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower; and




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



     (c) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     6.   Effect of this Amendment.  Except as modified pursuant hereto, no
          ------------------------
other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     7.   Further Assurances.  The parties hereto shall execute and deliver such
          ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     8.   Confirmation of Supplement to Indenture.  Lender hereby confirms to
          ---------------------------------------
Borrower that the amendments to the Subordinated Note Indenture set forth in the Fourth Supplement to Subordinated Note Indenture, dated on or about the date hereof (the "Fourth Supplement Amendments"), do not in any manner adversely affect Lender or any rights of Lender and Lender hereby consents to the Fourth Supplement Amendments. Lender further confirms to Borrower that the Fourth Supplement Amendments do not make any terms of the Subordinated Note Documents more restrictive or burdensome than as in effect on the original date of the Loan Agreement.

     9.   Governing Law.  The rights and obligations hereunder of each of the
          -------------
parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of Illinois (without giving effect to principles of conflicts of law).

     10.  Binding Effect.  This Amendment shall be binding upon and inure to the
          --------------
benefit of each of the parties hereto and their respective successors and assigns.

     11.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.





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



     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender, shall become a binding agreement between Borrower and Lender.

                                Very truly yours,



                                By: /s/ GEORGE KALESMITH
                                   ---------------------------------------------

                                Title: Senior Vice President
                                      ------------------------------------------



AGREED:

HAYNES INTERNATIONAL, INC.



By: /s/ J. F. BARKER
   --------------------------------------

Title: Vice President Finance
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